 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2015
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Accountant

Ernst & Young LLP (“E&Y”) was previously the principal accountants for Brixmor Property Group Inc. (the “Company”) and Brixmor Operating Partnership LP (the “Operating Partnership”). On May 6, 2015, E&Y was dismissed. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

During the Company and the Operating Partnership’s two most recent fiscal years ended December 31, 2014, and in the interim period between December 31, 2014 and May 6, 2015, there were no disagreements between the Company and E&Y or the Operating Partnership and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the matter of the disagreement in connection with their reports.

The audit reports of E&Y on the consolidated financial statements of the Company and its subsidiaries and the Operating Partnership and its subsidiaries as of and for the years ended December 31, 2014 and 2013, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company or the Operating Partnership’s two most recent fiscal years ended December 31, 2014 or in the subsequent interim period through May 6, 2015.

The Company and the Operating Partnership provided E&Y with a copy of this Form 8-K and requested E&Y to furnish them with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A letter from E&Y is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of Independent Accountant

The Audit Committee of the Company’s Board of Directors approved the engagement of Deloitte & Touche LLP (“D&T”) as the Company’s and Operating Partnership’s new independent registered public accounting firm, and the engagement was effective on May 11, 2015.

During the Company and the Operating Partnership’s two most recent fiscal years ended December 31, 2014 and in the subsequent interim period through May 11, 2015, the Company and the Operating Partnership did not consult with D&T regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibit is attached to this Current Report on Form 8-K

Exhibit No.	Description
16.1	Letter from E&Y to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from E&Y to the Securities and Exchange Commission regarding change in certifying accountant.